EXHIBIT 99.1

ITEM 8. FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

FLASR, INC.

We have audited the accompanying balance sheets of FLASR, INC. (the “Company”), as of March 31, 2014 and 2013, and the related statements of operations, stockholders’ deficit, and cash flows for the year ended March 31, 2014 and the period from February 13, 2013 (inception) through March 31, 2013. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform an audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of FLASR, INC. as of March 31, 2014 and 2013, and the results of its operations and its cash flows for the year ended March 31, 2014 and the period from February 13, 2013 (inception) through March 31, 2013in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has limited operating history and a working capital deficit. These factors raise substantial doubt about its ability to continue as a going concern. Managements, plans regarding those matters are described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/MaloneBailey, LLP

www.malonebailey.com

Houston, Texas

September 16, 2014

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FLASR, INC.

BALANCE SHEETS

	March 31, 2014	March 31, 2013

ASSETS
CURRENT ASSETS
Cash and cash equivalents	$134	$1,000
Accounts Receivable	4,698	-
Inventory	11,912	-
Prepaid expenses	-	379
Total Current Assets	16,744	1,379

Intangible assets, net of $0 and $0 in amortization, respectively	4,678	-
Total Assets	$21,422	$1,379

LIABILITIES AND STOCKHOLDERS' DEFICIT
CURRENT LIABILITIES
Accounts Payable.	$62,639	$12,844
Short-term debt	5,000	-
Due to Shareholder	248,864	56,411
Total Current Liabilities	316,503	69,255
Total Liabilities	316,503	69,255

COMMITMENTS AND CONTINGENCIES (note6)

STOCKHOLDERS' DEFICIT
Common stock, 200 shares authorized $0.001 par value; 200 shares issued and outstanding	-	-
Additional paid-in captial	-	-
Accumulated deficit	(295,081)	(67,876)
Total Stockholders' Deficit	(295,081)	(67,876)
Total Liabilities and Stockholders' Deficit	$21,422	$1,379

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FLASR, INC.

STATEMENTS OF OPERATIONS

		Period from
		February 13, 2013
		(Inception)
	Year Ended	Through
	March 31,	March 31,
	2014	2013

REVENUES	$22,364	$-
COST OF SALES	12,896	-
GROSS PROFIT	9,468	-

OPERATING EXPENSES:
General and administrative	77,430	15,787
Preproduction Costs	8,825	11,274
Product Marketing Costs	87,050	21,980
Research and Development Costs	63,368	18,835
Total Operating Expenses	236,673	67,876

NET LOSS	$(227,205)	$(67,876)

Basic and diluted loss per share	(0.00)	(0.00)
Basic and diluted weighted average
common shares outstanding:	200	200

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FLASR, INC.

STATEMENTS OF STOCKHOLDERS' DEFICIT

	Shares	Amount	Additional Paid-in Capital	Accumulated Deficit	Total Stockholders' Deficit

Balances, February 13, 2013	-	$-	$-	$-	$-
Founder shares issued	200	-	-	-	-
Net loss	-	-	-	(67,876)	(67,876)
Balances, March 31, 2013	200	-	-	(67,876)	(67,876)

Net loss	-	-	-	(227,205)	(227,205)
Balances, March 31, 2014	200	$-	$-	$(295,081)	$(295,081)

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FLASR, INC.

STATEMENTS OF CASH FLOWS

		Period from
		February 13, 2013
		(Inception)
	Year Ended	Through
	March 31,	March 31,
	2014	2013

OPERATING ACTIVITIES
Net loss	$(227,205)	$(67,876)
Adjustments to reconcile net income to net cash provided by operations:
Net changes in assets and liabilities:
Prepaid expenses	379	(379)
Accounts receivable	(4,698)	-
Accounts payable	49,795	12,844
Inventory	(11,912)	-
Net Cash Used in Operating Activities	(193,641	(55,411)

INVESTING ACTIVITIES
Capitalized trademark costs	(4,678)	-
Net Cash Used in Investing Activities	(4,678)	-

FINANCING ACTIVITIES
Proceeds from shareholder loans	233,002	56,411
Repayment of shareholder loans	(40,549)
Proceeds from other debt	5,000	-
Net Cash Provided by Financing Activities	197,453	56,411

NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS	(866)	1,000
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	1,000	-
CASH AND CASH EQUIVALENTS AT END OF PERIOD	$134	$1,000

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
CASH PAID FOR:
Interest	$-	$-
Income taxes	-	-

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FLASR, Inc.

Notes to the Financial Statements

NOTE 1 - NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The financial statements as of March 31, 2014 and 2013 have been prepared in accordance with accounting principles generally accepted in the United States. The Company has elected a March 31 fiscal year end.

Development Stage

The company has limited operations and is considered to be in the development stage. In the year ended March 31, 2014, the Company has elected to early adopt Accounting Standards Update No. 2014-10, Development Stage Entities (Topic 915): Elimination of Certain Financial Reporting Requirements. The adoption of this ASU allows the company to remove the inception to date information and all references to development stage.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. On an ongoing basis, the Company evaluates its estimates. The Company bases its estimates on historical experience and on various other assumptions that are believed to be reasonable under the circumstances. Actual results could differ from those estimates.

Revenue Recognition

The Company recognizes revenues, net of sales incentives and sales returns, and including shipping and handling charges billed to customers, upon shipment or delivery of goods when title and risk of loss pass to customers. Payments received in advance of revenue recognition are deferred and recorded in other accrued liabilities until revenue is recognized. There was no deferred revenue as of March 31, 2014 or 2013. Shipping and handling costs are classified as part of cost of sales.

Cash and Cash Equivalents

For purposes of financial statement presentation, the Company considers all highly liquid investments with a maturity of three months or less, from the date of purchase, to be cash equivalents.

Accounts Receivable

Trade accounts receivable are recorded at the invoiced amount and do not bear interest. The allowance for doubtful accounts represents the Company’s best estimate of the amount of probable credit losses in the existing accounts receivable balance. The Company determines the allowance for doubtful accounts based upon historical write-off experience and current economic conditions. The Company reviews the adequacy of its allowance for doubtful accounts on a regular basis. Account balances are charged off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote. The Company does not require collateral. The Company’s allowance for doubtful accounts was $0 and $0 as of March 31, 2014 and March 31, 2013, respectively.

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Inventories

Inventories consist of raw materials, work-in-progress and finished goods, all of which are stated at the lower of cost or market value. The cost of inventory is determined by utilizing the average cost method.

Impairment of long-lived assets

The Company reviews long-lived assets for impairment when circumstances indicate the carrying amount of an asset may not be recoverable based on the undiscounted future cash flows of the asset. If the carrying amount of the asset is determined not to be recoverable, a write-down to fair value is recorded. Fair values are determined based on quoted market values, discounted cash flows, or external appraisals, as applicable. The Company reviews long-lived assets for impairment at the individual asset or the asset group level for which the lowest level of independent cash flows can be identified.

Intangible Assets Including Goodwill

Identifiable intangible assets with finite lives are amortized over their estimated useful lives. They are generally amortized on a straight-line approach over the life of the intangible asset, which matches the the pattern in which the economic benefits of the assets are expected to be utilized. Intangible assets are reviewed for impairment if indicators of potential impairment exist. Goodwill and indefinite-lived intangible assets are tested for impairment on an annual basis, or sooner if an indicator of impairment occurs.

Cost of Sales

Cost of products sold is primarily comprised of direct materials and supplies consumed in the manufacture of product, as well as manufacturing labor, depreciation expense and direct overhead expense necessary to acquire and convert the purchased materials and supplies into finished product. Cost of products sold also includes the cost to distribute products to customers, inbound freight costs, internal transfer costs, warehousing costs and other shipping and handling activity.

Income Taxes

The Company applies ASC 740, which requires the asset and liability method of accounting for income taxes. The asset and liability method requires that the current or deferred tax consequences of all events recognized in the financial statements are measured by applying the provisions of enacted tax laws to determine the amount of taxes payable or refundable currently or in future years. Deferred tax assets are reviewed for recoverability and the Company records a valuation allowance to reduce its deferred tax assets when it is more likely than not that all or some portion of the deferred tax assets will not be recovered. This interpretation also requires recognition and measurement of uncertain tax positions using a “more-likely-than-not” approach, requiring the recognition and measurement of uncertain tax positions. The adoption of ASC 740 had no material impact on the Company’s financial statements.

Earnings (Loss) Per Share

The computations of basic loss per share of common stock are based on the weighted average number of shares outstanding at the date of the financial statements. The Company computes net income (loss) per share in accordance with ASC 260. ASC 260 requires presentation of both basic and diluted earnings per share (EPS) on the face of the income statement. Basic EPS is computed by dividing net income (loss) available to common shareholders (numerator) by the weighted average number of shares outstanding (denominator) during the period.

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Diluted EPS gives effect to all dilutive potential common shares outstanding during the period using the treasury stock method and convertible preferred stock using the if-converted method. In computing Diluted EPS, the average stock price for the period is used in determining the number of shares assumed to be purchased from the exercise of stock options or warrants. Diluted EPS excludes all dilutive potential shares if their effect is anti-dilutive. The Company had no common stock equivalents outstanding as of March 31, 2014 and 2013.

Recent Accounting Pronouncements

The Company’s management has considered all recent accounting pronouncements issued since formation and believes that these recent pronouncements will not have a material effect on the Company’s financial statements.

NOTE 2 - GOING CONCERN

The Company's financial statements are prepared using generally accepted accounting principles in the United States of America applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Company has limited operating history and a working capital deficit. These factors raise substantial doubt about the Company's ability to continue as a going concern.

The ability of the Company to continue as a going concern is dependent on the Company obtaining adequate capital to fund operating losses until it becomes profitable. If the Company is unable to obtain adequate capital, it could be forced to cease operations. In order to continue as a going concern, the Company will need, among other things, additional capital resources.

Management plans to raise money by selling stock, and expects additional cash flows from sales in future periods. However management cannot provide any assurances that the Company will be successful in accomplishing any of its plans.

The ability of the Company to continue as a going concern is dependent upon its ability to successfully accomplish the plans described in the preceding paragraph and eventually secure other sources of financing and attain profitable operations. The accompanying financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

NOTE 3 - NOTES PAYABLE TO RELATED PARTIES

Loans from shareholders represents a net short term payable that resulted from operating activities between the Company and Everett Dickson, the Company’s founder and primary shareholder, and EMDI, LLC., the Company’s affiliate owned 100% by Everett Dickson.

As of March 31, 2014 and 2013, the Company had outstanding notes payable to related parties of $248,684 and $56,411, respectively. These notes are unsecured, payable upon demand and have no stated interest rate.

NOTE 4 - CAPITAL STOCK

During the year ended March 31, 2013, the Company issued 200 common shares to founders at par. As of March 31, 2014 and 2013, there were 200 common shares issued and outstanding.

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NOTE 5 - INCOME TAXES

The Company uses the liability method, where deferred tax assets and liabilities are determined based on the expected future tax consequences of temporary differences between the carrying amounts of assets and liabilities for financial and income tax reporting purposes. The net deferred tax asset generated by the loss carry-forward has been fully reserved. As of March 31, 2014 and 2013, the company has accumulated net operating losses of $227,205 and $67,876, respectively.

Deferred tax assets consist of the following as of March 31, 2014 and 2013:

		March 31,
	2014	2013
Net operating loss	$103,278	$23,757
Valuation allowance	(103,278)	(23,757)
Net deferred tax asset	$-	$-

Due to the change in ownership provisions of the Tax Reform Act of 1986, net operating loss carry forwards for federal income tax reporting purposes may be subject to annual limitations. A change in ownership may limit the utilization of the net operating loss carry forwards in future years. The tax losses begin to expire in 2034. The fiscal year 2014 and 2013 remain open to examination by federal tax authorities and other tax jurisdictions.

NOTE 6 - INDEFINITE-LIVED INTANGIBLE ASSETS

The company owns the Flasr trademark, which is used to market its products. As of March 31, 2014, the total capitalized cost related to our trademark is $4,678. Management determined that trademark has a 10 year useful life and it is being amortized over this period using the straight-line method.

NOTE 7 - COMMITMENTS AND CONTINGENCIES

In the normal course of business, we may become subject to lawsuits and other claims and proceedings. Such matters are subject to uncertainty and outcomes are not predictable with assurance. Management is not aware of any pending or threatened lawsuits or proceedings which would have a material effect on the Company’s financial position, liquidity, or results of operations.

NOTE 8 - SUBSEQUENT EVENTS

Management evaluated the events subsequent to March 31, 2014, and through September 16, 2014 and the following information was identified:

On September 16, 2014, Language Arts Corp. (the “Company”), acquired all of the outstanding capital stock of FLASR, Inc., a Delaware company (“FLASR”) pursuant to a stock purchase agreement (the “Purchase Agreement”) with FLASR and its sole stockholder Everett Dickson. As a result of the closing of the Purchase Agreement, FLASR became a wholly-owned subsidiary of the Company. In exchange for the Shares, the Company issued an aggregate of 50,000,000 post-split shares of its common stock to Mr. Dickson. Mr. Dickson purchased 36,000,000 post-split shares on July 23, 2014 and received an additional 50,000,000 post-split shares in connection with the FLASR merger. After the completion of the merger, Mr. Dickson owned a total of 86,000,000 post-split shares. The Purchase Agreement contains customary representations and warranties from each of the Company, FLASR and its shareholder. The transaction was accounted for as a reverse recapitalization where Language Arts Corp is the legal acquirer and FLASR is the accounting acquirer.

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